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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  April 1, 2002


                                   CLARE, INC.
             (Exact name of registrant as specified in its charter)


      MASSACHUSETTS                      0-26092                04-2561471
      -------------                      -------                ----------
(State or other jurisdiction of        (Commission           (I.R.S. Employer
Incorporation or organization)         File Number)          Identification No.)


78 Cherry Hill Drive, Beverly, Massachusetts                        01915
--------------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code (978) 524-6700
                                                           --------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
     (Former name, former address and former fiscal year, if changed since last report)


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Item 4.  Changes in Registrant's Certifying Accountant

On April 1, 2002, the Board of Directors of Clare, Inc. (the "Company") and its Audit Committee decided to dismiss Arthur Andersen LLP ("Arthur Andersen") as the Company's independent auditors and engaged
PricewaterhouseCoopers, LLP ("PWC") to serve as the Company's independent auditors for the fiscal year ended March 31, 2002, effective April 1, 2002.

Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended March 31, 2001 and March 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended March 31, 2001 and 2000 and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in conjunction with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Arthur Andersen with a copy of the foregoing disclosures. The Company requested that Arthur Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter dated April 5, 2002 is filed as Exhibit 16 to this Form 8-K.

During the years ended March 31, 2001 and 2000 and through the date hereof, neither the Company, nor anyone acting on its behalf, consulted PWC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

         Exhibit 16 - Letter from Arthur Andersen LLP to the Securities and
                      Exchange Commission dated April 5, 2002


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CLARE, INC.



Dated:  April 5, 2002                       By: /s/  Harry Andersen
                                                -------------------------------
                                                Harry Andersen
                                                Senior Vice President and Chief
                                                Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

Exhibit 16 Letter from Arthur Andersen to the Securities and Exchange Commission dated April 5, 2002